UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 28, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
February 28, 2021
Wells Fargo
Utilities and High Income Fund (ERH)

Managed Distribution Plan
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.
With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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The views expressed and any forward-looking statements are as of February 28, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for the Wells Fargo Utilities and High Income Fund for the six-month period that ended February 28, 2021. Global stocks showed robust returns, as the global economy began emerging from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds also had positive returns, led by high-yield bonds.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.74%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 16.65%, while the MSCI EM Index (Net),3 had even stronger performance, with a 22.32% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index,4 returned (1.55)%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged),5 gained 1.41%, and the Bloomberg Barclays Municipal Bond Index,6 returned 0.86% while the ICE BofA U.S. High Yield Index,7 gained 6.14%.
Hope drove the stock markets to new highs.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter gross domestic product growth.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utilities and High Income Fund

Letter to shareholders (unaudited)
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February 2020. The eurozone services Purchasing Managers’ Index, a monthly survey of purchasing managers, contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January's expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy. Most S&P 500 companies reported better-than-expected earnings, with positive surprises coming from the financials, IT, health care, and materials sectors. Japan saw its economy strengthen as a result of strong export numbers. Meanwhile, crude oil prices continued their climb, rising more than 25% for the year. Domestic government bonds experienced a sharp sell-off in late February as markets priced in a more robust economic recovery and higher growth and inflation expectations.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”
“February saw major domestic equity indexes driven higher on the hope of a new stimulus bill, improving COVID-19 vaccination numbers, and the gradual reopening of the economy.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)
Notice to Shareholders
On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.
Preparing for LIBOR Transition
The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021 (extended through June 30, 2023 for most tenors of the U.S. dollar LIBOR), which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.
The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.
Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.
While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.
Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

4  |  Wells Fargo Utilities and High Income Fund

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Performance Highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary	The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.
Adviser	Wells Fargo Funds Management, LLC
Subadviser	Wells Capital Management, Incorporated
Portfolio managers	Chris Lee , CFA®‡, Kent Newcomb, CFA®‡, Michael J. Schueller, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of February 28, 2021[1]
	6 months	1 year	5 year	10 year
Based on market value	2.49	1.21	8.18	8.41
Based on net asset value (NAV) per share	1.21	1.56	6.77	6.98
ERH Blended Index[2]	2.05	0.65	8.71	9.19
ICE BofA U.S. High Yield Constrained Index[3]	6.14	8.53	8.82	6.33
S&P 500 Utilities Sector Index[4]	0.22	-2.75	8.42	10.19
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the six months ended ended February 28, 2021, was 1.11% which includes 0.18% of interest expense.
[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.
[2]	Source: Wells Fargo Funds Management LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.
[3]	The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.
[4]	The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Utilities and High Income Fund

Performance Highlights
Comparison of NAV vs. market value[1]
[1]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.
Risk Summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Wells Fargo Utilities and High Income Fund  |  7

Performance Highlights
MANAGER'S DISCUSSION
Overview
The Fund’s return based on market value was 2.49% for the six-month period that ended February 28, 2021. During the same period, the Fund’s return based on its net asset value (NAV) was 1.21%. Based on its NAV return, the Fund underperformed the ERH Blended Index for the period.
For the six-month period that ended February 28, 2021, U.S. equity markets pulled back in September and October, while utilities outperformed the general market leading up to the election. Polls at the time pointed to a possible Democratic sweep of the U.S. presidency and control of Congress, with utilities expected to be a key part of the clean energy transition on which the Democratic party had campaigned. Utilities came under pressure shortly after the election, as positive vaccine news benefited economically sensitive stocks at the expense of more stable sectors. Corresponding with vaccine news and prospects for stronger economic growth, interest rates bottomed around mid-2020 before rebounding back to nearly the levels in place before fears of the pandemic became widespread.
The Fund managers’ focus on investments that they believe are higher-quality utilities, with prospects for above-average dividend growth. Quality is defined in part as balance sheet strength, a track record of management execution, and consistent growth. After generally outperforming the utilities index in the months leading up to the approval of the first COVID-19 vaccine, higher-quality utilities then underperformed peers that the Fund managers consider lower quality. These lower-quality names generally lagged the sector in the early months of the pandemic on concerns about their balance sheet strength and liquidity, questions on the recovery of costs tied to the pandemic, and their ability to execute on capital plans.
Meanwhile, rising oil prices and long-term interest rates were the two main high-yield stories for the six-month period that ended February 28, 2021. Oil prices bounced sharply from their March lows due to economic reopening demand and supply constraints leading to a rally in the bond prices of energy issuers. A steepening of the yield curve was more than offset by significant spread tightening, particularly in lower-quality credits and sectors most affected by COVID-19 in the first half of 2020. COVID-19 vaccine approvals and distribution, a reopening of parts of the economy, a resolution to the U.S. election uncertainty, a strong recovery in employment, and continued fiscal and monetary tailwinds contributed to the strong rally in risk assets.
Contributors to performance
Within the Fund’s equity sleeve, contributors to performance included common stock holdings Commonwealth Edison, Incorporated*; FirstEnergy Corporation; and American Water Works Company, Incorporated.
Within the Fund’s high-yield bond sleeve, sector allocation and security allocation both drove positive relative returns during the period. Strong selection and an overweight within the energy sector—in particular, exploration and production, midstream, and oil-field services—were the largest contributors. The small, reorganized equity positions were also materially positive. Maturity allocation contributed, with outperformance from selection within the long end of the curve.
Detractors from performance
Detractors among the Fund’s equity sleeve relative to the S&P 500 Utilities Sector Index included Xcel Energy Incorporated, CMS Energy Corporation, and WEC Energy Group Incorporated (all three considered “high quality” by the managers). Southern Company detracted from Fund performance relative to the benchmark due to a below-index weight, as the stock outperformed. Another detractor from relative performance came from the equity sleeve managers’ decision to not own several index constituents with substantial unregulated power generation operations. The managers believe these companies have more volatile results, lower-quality balance sheets, and less potential for consistent dividend growth than traditional regulated utilities.
While overall sector allocation was positive to the high-yield sleeve, an underweight to aerospace and underperformance within the health care and retail sectors detracted. An underweight to CCC and lower-rated credit, the strongest-performing rating bucket during the period, also hurt relative performance.

*	This security was no longer held at the end of the reporting period.

8  |  Wells Fargo Utilities and High Income Fund

Performance Highlights
Portfolio changes
The Fund’s equity sleeve managers added two stocks to the portfolio during the period and removed two others. They also modified weightings for existing holdings, generally reducing positions in some of the higher-quality names that outperformed earlier in 2020. They also increased weightings in several high-conviction holdings that lagged peers despite solid growth and prospects for consistent, above-average dividend growth, in the managers’ opinion.
Outlook from the Fund’s equity managers:
Utilities are weathering a period of significant underperformance relative to the broader equity market, as investors have largely shunned the sector since the pandemic began. Relative to the S&P 500 Index*, utility stocks are at or near the most attractive valuations of the past 15 years. Comparing utility dividend yields with bond yields, utility valuations are at or near their most attractive levels of the past 20+ years. On an absolute basis, utility valuations overall are slightly above their long-term averages but slightly below the average levels of the past five years.
The regulatory environment appears to remain supportive of long-term utility capital spending plans to modernize the grid and replace coal with natural gas and renewable forms of energy. The managers believe this bodes well for continued consistent earnings and dividend growth. As such, the equity sleeve managers expect utility stocks to deliver competitive relative returns going forward. The managers believe that utility valuations remain attractive given their underperformance over the past year, a relatively clear path for moderate yet consistent growth in earnings and dividends, and attractive yields. Challenges to the sector include a market that could continue to favor stocks considered riskier than utilities. Additional impediments to utility stock performance include accelerating inflation and/or a further increase in interest rates. The managers believe that the recent utility sector underperformance has likely fully discounted these risks.
Outlook from the Fund’s high-yield manager:
We believe 2021 offers continued opportunity for high-yield bonds and leveraged loans. Ongoing fiscal and monetary stimulus, coupled with increased savings and pent-up demand, are expected to lead to strong cyclical economic growth. This may, in turn, provide the backdrop for a further decline in default rates and tighter credit spreads. As sector valuations have become less dispersed, selecting solidly performing companies, avoiding idiosyncratic credit loss, and positioning for potential further rate volatility will continue to be important.
Ten largest holdings (%) as of February 28, 2021[1]
NextEra Energy Incorporated	14.36
Dominion Energy Incorporated	5.77
Duke Energy Corporation	5.03
American Electric Power Company Incorporated	4.87
The Southern Company	4.41
Sempra Energy	4.00
Exelon Corporation	3.84
Xcel Energy Incorporated	3.84
WEC Energy Group Incorporated	3.29
DTE Energy Company	3.05
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.

Wells Fargo Utilities and High Income Fund  |  9

Performance Highlights
Credit quality as of February 28, 2021[1]
[1]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.
Geographic allocation as of February 28, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

10  |  Wells Fargo Utilities and High Income Fund

Objective, strategies and risks (unaudited)
Investment objective
The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
Principal investment strategies
The Fund allocates its assets between two separate investment strategies, or sleeves.
Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.
We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth.
We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the equity sleeve of the Fund during this fiscal year.
High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality. This portion of the Fund invests in high yield securities rated between and including B3 and Ba1 by Moody’s or B- and BB+ by S&P or, if unrated, that are deemed by us to be of comparable quality at the time of purchase. This portion of the Fund’s portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund’s assets may be invested in securities that are rated CCC or below or are unrated.
Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.
The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity

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Objective, strategies and risks (unaudited)
and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
Material Changes During the Fiscal Year: As of the date of this report, there have been no material changes made to the high yield sleeve of the Fund during this fiscal year.
The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.
The Fund may invest up to 25% of its total assets in foreign securities.
The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.
Other investment techniques and strategies
Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only

12  |  Wells Fargo Utilities and High Income Fund

Objective, strategies and risks (unaudited)
upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.
Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash

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Objective, strategies and risks (unaudited)
at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, we may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitor this potential conflict.
Principal risks
An investment in the Fund may lose money, is not a deposit of Well Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.
Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.
Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s

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Objective, strategies and risks (unaudited)
credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including (i) the likelihood of greater volatility of net asset value and the market price of common shares or fluctuations in the dividend paid to the Fund; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.
Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund's return.
Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money,

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Objective, strategies and risks (unaudited)
suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Growth/Value Investment Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.
Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Loans Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

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Objective, strategies and risks (unaudited)
Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

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Portfolio of investments—February 28, 2021 (unaudited)

	Shares	Value
Common stocks: 78.97%
Energy: 0.97%
Energy equipment & services: 0.36%
Bristow Group Incorporated †	14,754	$ 392,751
Oil, gas & consumable fuels: 0.61%
Denbury Incorporated †	12,776	546,174
Whiting Petroleum Corporation †	3,308	113,464
		659,638
Utilities: 78.00%
Electric utilities: 46.98%
Alliant Energy Corporation	54,749	2,527,214
American Electric Power Company Incorporated	70,844	5,302,673
Duke Energy Corporation	63,986	5,476,562
Entergy Corporation	36,102	3,134,015
Eversource Energy	38,020	3,021,830
Exelon Corporation	108,285	4,179,801
FirstEnergy Corporation	61,615	2,041,921
NextEra Energy Incorporated	212,655	15,625,889
Pinnacle West Capital Corporation	11,897	831,957
The Southern Company	84,640	4,800,781
Xcel Energy Incorporated	71,281	4,176,354
		51,118,997
Gas utilities: 3.33%
Atmos Energy Corporation	29,092	2,461,474
ONE Gas Incorporated	17,268	1,156,438
		3,617,912
Multi-utilities: 25.07%
Ameren Corporation	38,992	2,739,968
CenterPoint Energy Incorporated	62,775	1,220,346
CMS Energy Corporation	59,487	3,218,842
Dominion Energy Incorporated	91,846	6,274,919
DTE Energy Company	28,180	3,317,350
Public Service Enterprise Group Incorporated	47,644	2,564,677
Sempra Energy	37,562	4,356,441
WEC Energy Group Incorporated	44,475	3,586,464
		27,279,007
Water utilities: 2.62%
American Water Works Company Incorporated	20,113	2,853,632
Total Common stocks (Cost $86,553,369)		85,921,937

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 35.45%
Communication services: 5.56%
Diversified telecommunication services: 0.53%
Cablevision Lightpath LLC 144A	5.63%	9-15-2028	$ 105,000	106,706
Cablevision Lightpath LLC 144A	3.88	9-15-2027	30,000	29,775
The accompanying notes are an integral part of these financial statements.

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Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified telecommunication services (continued)
Frontier Communications 144A	5.88%	10-15-2027	$ 30,000	$ 32,100
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	152,498
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	101,411
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	51,735
Windstream Corporation 144A	7.75	8-15-2028	100,000	102,375
				576,600
Entertainment: 0.25%
Live Nation Entertainment Incorporated 144A	3.75	1-15-2028	45,000	45,099
Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	48,000	49,200
Live Nation Entertainment Incorporated 144A	6.50	5-15-2027	165,000	182,127
				276,426
Interactive media & services: 0.10%
Rackspace Technology Company 144A	5.38	12-1-2028	100,000	103,163
Media: 4.38%
Block Communications Incorporated 144A	4.88	3-1-2028	25,000	25,563
CCO Holdings LLC 144A	4.50	8-15-2030	400,000	414,200
CCO Holdings LLC 144A	4.50	5-1-2032	50,000	51,360
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	26,188
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	52,380
CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,173
CCO Holdings LLC 144A	5.75	2-15-2026	192,000	198,442
Cinemark USA Incorporated	4.88	6-1-2023	381,000	377,080
Cinemark USA Incorporated	5.13	12-15-2022	116,000	114,985
Cinemark USA Incorporated 144A	8.75	5-1-2025	25,000	27,188
Consolidated Communications 144A	6.50	10-1-2028	105,000	112,481
CSC Holdings LLC 144A	4.13	12-1-2030	50,000	50,200
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	199,446
CSC Holdings LLC 144A	5.50	5-15-2026	200,000	207,040
CSC Holdings LLC 144A	6.50	2-1-2029	200,000	221,190
CSC Holdings LLC 144A	7.50	4-1-2028	200,000	220,292
Diamond Sports Group LLC 144A	5.38	8-15-2026	100,000	70,720
Diamond Sports Group LLC 144A	6.63	8-15-2027	250,000	128,750
Gray Television Incorporated 144A	7.00	5-15-2027	100,000	109,250
Gray Television Incorporated 144A	4.75	10-15-2030	100,000	100,000
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	300,000	316,875
Nexstar Broadcasting Incorporated 144A	4.75	11-1-2028	110,000	112,338
Nielsen Finance LLC 144A	5.63	10-1-2028	85,000	89,556
Nielsen Finance LLC 144A	5.88	10-1-2030	375,000	405,469
Outfront Media Capital Corporation 144A	4.63	3-15-2030	100,000	98,970
QVC Incorporated	4.75	2-15-2027	50,000	52,719
Salem Media Group Incorporated 144A	6.75	6-1-2024	350,000	343,000
Scripps Escrow II Incorporated 144A	5.88	7-15-2027	25,000	26,050
Scripps Escrow II Incorporated 144A	3.88	1-15-2029	35,000	34,374
Scripps Escrow II Incorporated 144A	5.38	1-15-2031	145,000	146,994
The E.W. Scripps Company 144A	5.13	5-15-2025	190,000	192,850
Townsquare Media Incorporated 144A	6.88	2-1-2026	220,000	230,086
				4,761,209
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  19

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Wireless telecommunication services: 0.30%
Sprint Capital Corporation	8.75%	3-15-2032	$ 150,000	$ 223,200
T-Mobile USA Incorporated	6.50	1-15-2026	100,000	103,125
				326,325
Consumer discretionary: 4.59%
Auto components: 0.40%
Clarios Global LP 144A	6.25	5-15-2026	25,000	26,625
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	304,440
Goodyear Tire & Rubber Company	5.13	11-15-2023	100,000	100,625
				431,690
Automobiles: 0.22%
Ford Motor Company	4.75	1-15-2043	175,000	177,433
Ford Motor Company	9.00	4-22-2025	25,000	30,244
Ford Motor Company	9.63	4-22-2030	25,000	35,368
				243,045
Diversified consumer services: 0.84%
Carriage Services Incorporated 144A	6.63	6-1-2026	350,000	367,500
Service Corporation International	7.50	4-1-2027	425,000	516,375
Service Corporation International	8.00	11-15-2021	30,000	31,395
				915,270
Hotels, restaurants & leisure: 1.70%
Carnival Corporation 144A	5.75	3-1-2027	80,000	81,212
Carnival Corporation 144A	7.63	3-1-2026	203,000	213,404
Carnival Corporation 144A	9.88	8-1-2027	100,000	115,008
Carnival Corporation 144A	11.50	4-1-2023	225,000	256,545
CCM Merger Incorporated 144A	6.38	5-1-2026	230,000	243,800
NCL Corporation Limited 144A	5.88	3-15-2026	30,000	30,144
NCL Corporation Limited 144A	12.25	5-15-2024	175,000	208,031
Royal Caribbean Cruises Limited 144A	9.13	6-15-2023	250,000	274,375
Royal Caribbean Cruises Limited 144A	10.88	6-1-2023	100,000	113,283
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	275,000	281,188
Yum! Brands Incorporated 144A	7.75	4-1-2025	25,000	27,433
				1,844,423
Multiline retail: 0.48%
Macy's Incorporated 144A	8.38	6-15-2025	100,000	110,500
Nordstrom Incorporated	5.00	1-15-2044	195,000	187,253
Nordstrom Incorporated 144A	8.75	5-15-2025	200,000	222,962
				520,715
Specialty retail: 0.85%
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	56,000	58,660
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	70,000	72,100
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	100,000	101,000
Lithia Motors Incorporated 144A	4.38	1-15-2031	35,000	36,750
Lithia Motors Incorporated 144A	4.63	12-15-2027	25,000	26,250
Lithia Motors Incorporated 144A	5.25	8-1-2025	275,000	283,995
Michaels Stores Incorporated 144A	4.75	10-1-2027	105,000	107,363
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Specialty retail (continued)
Rent-A-Center Incorporated 144A	6.38%	2-15-2029	$ 35,000	$ 36,404
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	207,000
				929,522
Textiles, apparel & luxury goods: 0.10%
The William Carter Company 144A	5.50	5-15-2025	25,000	26,375
The William Carter Company 144A	5.63	3-15-2027	75,000	78,984
				105,359
Consumer staples: 0.71%
Beverages: 0.04%
Primo Water Holdings Incorporated 144A	5.50	4-1-2025	50,000	51,443
Food & staples retailing: 0.07%
PetSmart Incorporated 144A	4.75	2-15-2028	35,000	36,196
PetSmart Incorporated 144A	7.75	2-15-2029	35,000	37,538
				73,734
Food products: 0.60%
CHS Incorporated 144A	6.00	1-15-2029	10,000	10,600
CHS Incorporated 144A	6.88	4-15-2029	235,000	241,216
Kraft Heinz Foods Company	4.38	6-1-2046	170,000	185,210
Pilgrim's Pride Corporation 144A	5.75	3-15-2025	110,000	112,178
Prestige Brands Incorporated 144A	6.38	3-1-2024	100,000	101,594
				650,798
Energy: 7.07%
Energy equipment & services: 1.29%
Bristow Group Incorporated ♦	6.25	10-15-2022	450,000	0
Bristow Group Incorporated 144A	6.88	3-1-2028	265,000	267,319
Hilcorp Energy Company 144A	5.75	2-1-2029	55,000	56,031
Hilcorp Energy Company 144A	6.00	2-1-2031	55,000	55,895
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	78,281
Oceaneering International Incorporated	6.00	2-1-2028	250,000	243,750
Pattern Energy Operations LP 144A	4.50	8-15-2028	425,000	442,218
USA Compression Partners LP	6.88	4-1-2026	150,000	154,875
USA Compression Partners LP	6.88	9-1-2027	100,000	105,000
				1,403,369
Oil, gas & consumable fuels: 5.78%
Aethon United 144A	8.25	2-15-2026	430,000	447,176
Antero Resources Corporation	5.00	3-1-2025	265,000	263,543
Antero Resources Corporation 144A	8.38	7-15-2026	35,000	38,281
Apache Corporation	4.75	4-15-2043	125,000	122,189
Archrock Partners LP 144A	6.25	4-1-2028	110,000	114,606
Archrock Partners LP 144A	6.88	4-1-2027	100,000	105,522
Buckeye Partners LP	5.85	11-15-2043	150,000	150,467
Cheniere Energy Partners LP	4.50	10-1-2029	50,000	52,625
Cheniere Energy Partners LP	5.63	10-1-2026	150,000	155,865
DCP Midstream Operating Company	5.13	5-15-2029	325,000	344,409
EnLink Midstream Partners LP	4.40	4-1-2024	75,000	75,563
EnLink Midstream Partners LP	5.05	4-1-2045	325,000	258,375
EnLink Midstream Partners LP	5.45	6-1-2047	300,000	248,250
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  21

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil, gas & consumable fuels (continued)
EnLink Midstream Partners LP	5.60%	4-1-2044	$ 250,000	$ 211,875
EnLink Midstream Partners LP 144A	5.63	1-15-2028	35,000	35,306
Enviva Partners LP 144A	6.50	1-15-2026	400,000	418,500
Harvest Midstream LP 144A	7.50	9-1-2028	120,000	127,425
Indigo Natural Resources LLC 144A	5.38	2-1-2029	55,000	54,725
Kinder Morgan Incorporated	7.42	2-15-2037	90,000	117,360
Murphy Oil Corporation	5.75	8-15-2025	15,000	14,850
Murphy Oil Corporation	5.88	12-1-2027	25,000	24,625
Murphy Oil Corporation	6.38	12-1-2042	75,000	69,563
Occidental Petroleum Corporation	4.63	6-15-2045	300,000	273,000
Occidental Petroleum Corporation	6.20	3-15-2040	100,000	108,000
Occidental Petroleum Corporation	6.45	9-15-2036	595,000	678,300
Occidental Petroleum Corporation	6.60	3-15-2046	75,000	84,210
Range Resources Corporation 144A	8.25	1-15-2029	35,000	37,615
Range Resources Corporation	9.25	2-1-2026	200,000	217,642
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	175,000	193,813
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	62,150
Southwestern Energy Company	7.50	4-1-2026	50,000	52,636
Southwestern Energy Company	7.75	10-1-2027	150,000	160,500
Southwestern Energy Company	8.38	9-15-2028	110,000	121,619
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	158,000	158,790
Tallgrass Energy Partners LP 144A	6.00	12-31-2030	155,000	154,163
Tallgrass Energy Partners LP 144A	7.50	10-1-2025	150,000	159,945
Western Midstream Operating LP	5.30	2-1-2030	100,000	108,377
Western Midstream Operating LP	5.30	3-1-2048	225,000	236,250
Western Midstream Operating LP	6.50	2-1-2050	25,000	28,768
				6,286,878
Financials: 3.28%
Capital markets: 0.20%
Oppenheimer Holdings Incorporated	5.50	10-1-2025	215,000	220,375
Consumer finance: 1.22%
FirstCash Incorporated 144A	4.63	9-1-2028	80,000	83,114
Ford Motor Credit Company LLC	4.39	1-8-2026	250,000	263,983
Ford Motor Credit Company LLC	5.11	5-3-2029	375,000	410,625
Ford Motor Credit Company LLC	5.13	6-16-2025	50,000	54,000
Springleaf Finance Corporation	5.38	11-15-2029	100,000	105,500
Springleaf Finance Corporation	6.13	3-15-2024	50,000	53,657
Springleaf Finance Corporation	6.63	1-15-2028	125,000	142,150
Springleaf Finance Corporation	7.13	3-15-2026	125,000	144,375
Springleaf Finance Corporation	8.25	10-1-2023	65,000	73,938
				1,331,342
Diversified financial services: 0.68%
LPL Holdings Incorporated 144A	4.63	11-15-2027	50,000	51,140
LPL Holdings Incorporated 144A	5.75	9-15-2025	450,000	463,590
United Shore Financial Services LLC 144A	5.50	11-15-2025	218,000	228,355
				743,085
Insurance: 0.47%
Amwins Group Incorporated 144A	7.75	7-1-2026	245,000	261,231
Genworth Mortgage Holding 144A	6.50	8-15-2025	35,000	37,822
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Insurance (continued)
HUB International Limited 144A	7.00%	5-1-2026	$ 100,000	$ 104,204
USI Incorporated 144A	6.88	5-1-2025	100,000	101,875
				505,132
Mortgage REITs: 0.39%
Blackstone Mortgage Trust	4.38	5-5-2022	80,000	81,245
Starwood Property Trust Incorporated	4.75	3-15-2025	130,000	132,883
Starwood Property Trust Incorporated	5.00	12-15-2021	70,000	71,050
Starwood Property Trust Incorporated 144A	5.50	11-1-2023	130,000	135,525
				420,703
Thrifts & mortgage finance: 0.32%
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	25,000	24,125
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	25,000	25,125
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	300,000	298,125
				347,375
Health care: 2.18%
Health care equipment & supplies: 0.15%
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	157,000	160,140
Health care providers & services: 1.47%
AdaptHealth LLC 144A	4.63	8-1-2029	45,000	45,072
Centene Corporation 144A	5.38	8-15-2026	25,000	26,313
Community Health Systems Incorporated 144A	6.63	2-15-2025	220,000	231,358
Davita Incorporated 144A	4.63	6-1-2030	100,000	101,750
Encompass Health Corporation	4.50	2-1-2028	50,000	51,981
Encompass Health Corporation	4.75	2-1-2030	50,000	52,894
Encompass Health Corporation	4.63	4-1-2031	35,000	37,179
HealthSouth Corporation	5.75	9-15-2025	75,000	77,625
Magellan Health Incorporated	4.90	9-22-2024	65,000	71,175
MPT Operating Partnership LP	4.63	8-1-2029	50,000	53,758
MPT Operating Partnership LP	5.00	10-15-2027	100,000	106,125
MPT Operating Partnership LP	5.25	8-1-2026	150,000	155,370
Select Medical Corporation 144A	6.25	8-15-2026	175,000	187,250
Tenet Healthcare Corporation 144A	4.63	6-15-2028	25,000	26,008
Tenet Healthcare Corporation 144A	4.88	1-1-2026	75,000	77,527
Tenet Healthcare Corporation 144A	5.13	11-1-2027	25,000	26,205
Tenet Healthcare Corporation 144A	6.25	2-1-2027	125,000	131,938
Tenet Healthcare Corporation	7.00	8-1-2025	90,000	93,267
Tenet Healthcare Corporation 144A	7.50	4-1-2025	25,000	27,143
Vizient Incorporated 144A	6.25	5-15-2027	25,000	26,375
				1,606,313
Health care technology: 0.38%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	400,000	409,792
Life sciences tools & services: 0.04%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	25,000	26,063
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	15,000	16,388
				42,451
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  23

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 0.14%
Bausch Health Companies Incorporated 144A	6.25%	2-15-2029	$ 100,000	$ 106,570
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	50,000	51,085
				157,655
Industrials: 5.50%
Aerospace & defense: 0.88%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	275,000	282,219
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	100,000	101,250
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	300,000	306,750
Spirit AeroSystems Holdings Incorporated	4.60	6-15-2028	105,000	101,497
Spirit AeroSystems Holdings Incorporated 144A	5.50	1-15-2025	60,000	62,383
TransDigm Incorporated 144A	6.25	3-15-2026	100,000	105,389
				959,488
Airlines: 1.96%
Delta Air Lines Incorporated	3.75	10-28-2029	70,000	69,819
Delta Air Lines Incorporated 144A	4.75	10-20-2028	630,000	699,574
Hawaiian Brand Intellectual Property Limited 144A	5.75	1-20-2026	445,000	466,778
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	450,000	491,625
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A	5.88	4-15-2029	282,989	317,914
United Airlines Pass-Through Trust Certificates Series 2020-1 Class B	4.88	7-15-2027	80,000	82,800
				2,128,510
Commercial services & supplies: 1.19%
CoreCivic Incorporated	4.63	5-1-2023	38,000	36,765
Covanta Holding Corporation	5.88	7-1-2025	75,000	77,453
IAA Spinco Incorporated 144A	5.50	6-15-2027	375,000	391,509
KAR Auction Services Incorporated 144A	5.13	6-1-2025	550,000	558,250
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	225,000	231,188
				1,295,165
Construction & engineering: 0.02%
Pike Corporation 144A	5.50	9-1-2028	25,000	26,000
Machinery: 0.76%
Meritor Incorporated 144A	4.50	12-15-2028	115,000	117,156
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	250,000	269,063
Trimas Corporation 144A	4.88	10-15-2025	225,000	229,500
Werner FinCo LP 144A	8.75	7-15-2025	200,000	207,000
				822,719
Road & rail: 0.28%
Uber Technologies Incorporated 144A	8.00	11-1-2026	285,000	307,900
Trading companies & distributors: 0.41%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	380,000	395,354
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	43,000	49,050
				444,404
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Information technology: 2.75%
Communications equipment: 0.28%
CommScope Incorporated 144A	8.25%	3-1-2027	$ 225,000	$ 237,092
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	65,000	66,095
				303,187
IT services: 0.50%
Cardtronics Incorporated 144A	5.50	5-1-2025	335,000	345,888
Flexential Intermediate Corporation 144A	11.25	8-1-2024	85,000	91,800
Sabre GLBL Incorporated 144A	9.25	4-15-2025	90,000	106,763
				544,451
Semiconductors & semiconductor equipment: 0.12%
QORVO Incorporated	4.38	10-15-2029	125,000	134,570
Software: 1.14%
Fair Isaac Corporation 144A	5.25	5-15-2026	400,000	453,000
IQVIA Incorporated 144A	5.00	5-15-2027	150,000	156,938
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	105,000	109,725
MPH Acquisition Holdings Company 144A	5.75	11-1-2028	230,000	228,275
NortonLifeLock Incorporated 144A	5.00	4-15-2025	75,000	75,938
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	211,274
				1,235,150
Technology hardware, storage & peripherals: 0.71%
Dell International LLC 144A	5.88	6-15-2021	73,000	73,000
Dell International LLC 144A	7.13	6-15-2024	525,000	543,270
NCR Corporation 144A	6.13	9-1-2029	125,000	133,750
NCR Corporation 144A	8.13	4-15-2025	25,000	27,216
				777,236
Materials: 1.81%
Containers & packaging: 0.76%
Berry Global Incorporated 144A	5.63	7-15-2027	25,000	26,594
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	225,000	271,406
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	75,000	75,976
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	195,000	202,313
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	50,000	53,750
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	75,000	83,250
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	109,375
				822,664
Metals & mining: 0.72%
Arches Buyer Incorporated 144A	4.25	6-1-2028	30,000	30,250
Arches Buyer Incorporated 144A	6.13	12-1-2028	80,000	82,699
Cleveland Cliffs Incorporated 144A	4.88	3-1-2031	45,000	43,903
Cleveland Cliffs Incorporated	5.88	6-1-2027	80,000	81,677
Cleveland Cliffs Incorporated 144A	9.88	10-17-2025	66,000	77,138
Freeport-McMoRan Incorporated	4.13	3-1-2028	250,000	262,500
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	50,000	52,197
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	50,000	53,500
Novelis Corporation 144A	5.88	9-30-2026	100,000	104,188
				788,052
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  25

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Paper & forest products: 0.33%
Clearwater Paper Corporation 144A	5.38%	2-1-2025	$ 50,000	$ 54,313
Clearwater Paper Corporation 144A	4.75	8-15-2028	45,000	46,084
Vertical US Newco Incorporated 144A	5.25	7-15-2027	250,000	260,625
				361,022
Real estate: 0.51%
Equity REITs: 0.51%
Service Properties Trust Company	3.95	1-15-2028	130,000	120,250
Service Properties Trust Company	4.38	2-15-2030	100,000	93,000
Service Properties Trust Company	4.75	10-1-2026	50,000	49,250
Service Properties Trust Company	4.95	2-15-2027	100,000	99,035
Service Properties Trust Company	5.25	2-15-2026	75,000	75,375
Service Properties Trust Company	7.50	9-15-2025	15,000	17,057
The Geo Group Incorporated	5.88	10-15-2024	125,000	97,500
				551,467
Utilities: 1.49%
Electric utilities: 0.46%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	125,000	132,188
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	2,000	2,120
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	275,000	306,268
PG&E Corporation	5.00	7-1-2028	25,000	26,281
PG&E Corporation	5.25	7-1-2030	25,000	26,743
				493,600
Independent power & renewable electricity producers: 1.03%
NSG Holdings LLC 144A	7.75	12-15-2025	336,126	356,294
TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	357,000
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	105,292
TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	303,875
				1,122,461
Total Corporate bonds and notes (Cost $35,754,602)				38,562,378
Loans: 2.76%
Communication services: 0.21%
Media: 0.21%
Ancestry.com Incorporated (1 Month LIBOR +3.25%)±	4.25	12-6-2027	120,000	119,813
Hubbard Radio LLC (3 Month LIBOR +4.25%)‡<±	5.25	3-28-2025	112,373	111,249
				231,062
Consumer discretionary: 0.29%
Hotels, restaurants & leisure: 0.21%
Carnival Corporation (1 Month LIBOR +7.50%)±	8.50	6-30-2025	31,840	33,008
CCM Merger Incorporated (1 Month LIBOR +3.75%)±	4.50	11-4-2025	40,000	40,167
Montreign Operating Company LLC (1 Month LIBOR +3.25%)±	3.37	3-22-2021	152,616	148,610
				221,785
Specialty retail: 0.08%
Rent-A-Center Incorporated (1 Month LIBOR +4.00%)‡<±	4.86	1-17-2028	90,000	90,563
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 0.18%
Oil, gas & consumable fuels: 0.18%
Crestwood Holdings LLC (1 Month LIBOR +7.50%)±	7.62%	3-6-2023	$ 146,187	$ 130,326
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%)±	7.75	10-29-2025	75,000	69,656
				199,982
Financials: 0.46%
Capital markets: 0.08%
VFH Parent LLC (1 Month LIBOR +3.00%)±	3.11	3-1-2026	84,432	84,591
Diversified financial services: 0.29%
Mallinckrodt International Finance SA (3 Month LIBOR +4.75%)<±	3.50	9-24-2024	124,676	120,284
Resolute Investment Managers Incorporated (3 Month LIBOR +8.00%)‡±	4.75	4-30-2025	125,000	125,000
Resolute Investment Managers Incorporated (3 Month LIBOR +3.75%)‡±	9.00	4-30-2024	35,000	35,088
Russell Investments US Institutional Holdco Incorporated (5 Month LIBOR +3.00%)<±	4.00	5-30-2025	40,000	40,075
				320,447
Insurance: 0.09%
HUB International Limited (6 Month LIBOR +3.25%)±	4.00	4-25-2025	64,500	64,710
USI Incorporated (3 Month LIBOR +3.25%)±	4.25	12-2-2026	29,750	29,569
				94,279
Health care: 0.39%
Health care providers & services: 0.24%
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)<±	4.50	2-18-2028	2,332	2,328
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)±	4.50	2-18-2028	11,545	11,522
National Mentor Holdings Incorporated (1 Month LIBOR +3.75%)<±	4.50	2-18-2028	104,956	104,746
Surgery Center Holdings Incorporated (1 Month LIBOR +3.25%)±	4.25	9-3-2024	145,000	144,378
				262,974
Pharmaceuticals: 0.15%
Endo Finance LLC (3 Month LIBOR +4.25%)±	5.00	4-29-2024	170,000	168,796
Industrials: 0.39%
Airlines: 0.10%
Mileage Plus Holdings LLC (3 Month LIBOR +5.25%)±	6.25	6-25-2027	100,000	106,631
Machinery: 0.04%
Alliance Laundry Systems LLC (3 Month LIBOR +3.50%)±	4.25	10-8-2027	40,000	40,114
Professional services: 0.10%
The Dun & Bradstreet Corporation (1 Month LIBOR +3.25%)±	3.36	2-6-2026	104,736	104,867
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  27

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Road & rail: 0.15%
Uber Technologies Incorporated (1 Month LIBOR +3.50%)<±	5.00%	4-4-2025	$ 60,000	$ 60,045
Uber Technologies Incorporated (3 Month LIBOR +3.50%)<±	5.00	4-4-2025	109,719	109,801
				169,846
Information technology: 0.37%
IT services: 0.37%
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%)±	4.94	2-18-2027	29,862	29,937
Flexential Intermediate Corporation (3 Month LIBOR +3.50%)±	3.75	8-1-2024	29,769	27,935
Flexential Intermediate Corporation (3 Month LIBOR +7.25%)±	7.48	8-1-2025	200,000	166,036
I-Logic Technologies Bidco Limited (4 Month LIBOR +4.00%)‡±	4.50	2-16-2028	40,000	40,200
Sabre GLBL Incorporated (1 Month LIBOR +4.00%)144A±	4.75	12-17-2027	135,000	136,435
				400,543
Materials: 0.26%
Containers & packaging: 0.15%
Flex Acquisition Company Incorporated (3 Month LIBOR +3.00%)±	3.23	12-29-2023	59,303	59,238
Flex Acquisition Company Incorporated (1 Month LIBOR +3.50%)<±	4.00	2-23-2028	100,000	99,781
				159,019
Paper & forest products: 0.11%
Vertical US Newco Incorporated (6 Month LIBOR +4.25%)±	4.48	7-30-2027	119,700	120,628
Utilities: 0.21%
Electric utilities: 0.21%
ExGen Renewables IV LLC (3 Month LIBOR +2.75%)±	3.75	12-15-2027	224,438	225,504
Total Loans (Cost $2,895,276)				3,001,631

	Expiration date	Shares
Warrants: 0.01%
Energy: 0.01%
Oil, gas & consumable fuels: 0.01%
Denbury Incorporated †	9-18-2025	944	13,216
Total Warrants (Cost $14,642)			13,216

		Maturity date	Principal
Yankee corporate bonds and notes: 3.60%
Communication services: 0.27%
Diversified telecommunication services: 0.07%
Telesat Canada Incorporated 144A	6.50	10-15-2027	$ 75,000	77,402
The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media: 0.20%
Nielsen Holding and Finance BV 144A	5.00%	2-1-2025	$ 200,000	$ 204,975
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	7,000	7,018
				211,993
Energy: 0.70%
Oil, gas & consumable fuels: 0.70%
Baytex Energy Corporation 144A	5.63	6-1-2024	200,000	184,000
Baytex Energy Corporation 144A	8.75	4-1-2027	375,000	330,521
Griffin Coal Mining Company Limited 144A♦†	9.50	12-1-2016	61,339	0
Northriver Midstream Finance LP 144A	5.63	2-15-2026	235,000	243,519
				758,040
Financials: 0.27%
Diversified financial services: 0.27%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	470,000	298,450
Health care: 0.88%
Pharmaceuticals: 0.88%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	75,000	76,253
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,460
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	200,000	204,792
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	108,162
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	27,656
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	325,000	274,625
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	200,000	221,010
				963,958
Industrials: 1.31%
Aerospace & defense: 0.25%
Bombardier Incorporated 144A	7.88	4-15-2027	300,000	269,310
Airlines: 0.20%
Air Canada Company 144A	7.75	4-15-2021	215,000	216,398
Commercial services & supplies: 0.40%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	436,688
Electrical equipment: 0.14%
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	49,374
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	110,250
				159,624
Trading companies & distributors: 0.32%
FLY Leasing Limited	5.25	10-15-2024	360,000	346,545
Materials: 0.17%
Containers & packaging: 0.17%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	103,491
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  29

Portfolio of investments—February 28, 2021 (unaudited)

	Interest rate	Maturity date	Principal	Value
Containers & packaging (continued)
Ardagh Packaging Finance plc 144A	5.25%	4-30-2025	$ 25,000	$ 26,375
OI European Group BV 144A	4.00	3-15-2023	50,000	51,000
				180,866
Total Yankee corporate bonds and notes (Cost $4,049,298)				3,919,274

		Yield	Shares
Short-term investments: 2.16%
Investment companies: 2.16%
Wells Fargo Government Money Market Fund Select Class ♠∞##		0.03	2,349,000	2,349,000
Total Short-term investments (Cost $2,349,000)				2,349,000
Total investments in securities (Cost $131,616,187)	122.95%			133,767,436
Other assets and liabilities, net	(22.95)			(24,965,135)
Total net assets	100.00%			$108,802,301

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
##	All or a portion of this security is segregated for unfunded loans.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities
Short-term investments
Investment companies
Wells Fargo Government Money Market Fund Select Class	$2,264,877	$15,004,632	$(14,920,509)	$0	$0	$2,349,000	2.16%	2,349,000	$469
The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Utilities and High Income Fund

Statement of assets and liabilities—February 28, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $129,267,187)	$ 131,418,436
Investments in affiliated securites, at value (cost $2,349,000)	2,349,000
Receivable for dividends and interest	1,260,167
Receivable for investments sold	368,376
Prepaid expenses and other assets	9,986
Total assets	135,405,965
Liabilities
Secured borrowing payable	25,000,000
Payable for investments purchased	885,565
Dividends payable	659,136
Advisory fee payable	53,603
Administration fee payable	5,360
Total liabilities	26,603,664
Total net assets	$108,802,301
Net assets consist of
Paid-in capital	$ 109,698,481
Total distributable loss	(896,180)
Total net assets	$108,802,301
Net asset value per share
Based on $108,802,301 divided by 9,272,410 shares issued and outstanding (unlimited number of shares authorized)	$11.73
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  31

Statement of operations—six months ended February 28, 2021 (unaudited)

Investment income
Dividends	$ 1,364,561
Interest	1,247,438
Income from affiliated securities	469
Total investment income	2,612,468
Expenses
Advisory fee	346,621
Administration fee	34,662
Custody and accounting fees	13,199
Professional fees	44,790
Shareholder report expenses	31,606
Trustees’ fees and expenses	9,557
Transfer agent fees	35,007
Interest expense	102,573
Other fees and expenses	14,430
Total expenses	632,445
Net investment income	1,980,023
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(109,011)
Net change in unrealized gains (losses) on investments	(438,302)
Net realized and unrealized gains (losses) on investments	(547,313)
Net increase in net assets resulting from operations	$1,432,710
The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Utilities and High Income Fund

Statement of changes in net assets

	Six months ended February 28, 2021 (unaudited)	Year ended August 31, 2020
Operations
Net investment income	$ 1,980,023	$ 3,645,091
Net realized gains (losses) on investments	(109,011)	7,801,678
Net change in unrealized gains (losses) on investments	(438,302)	(11,323,574)
Net increase in net assets resulting from operations	1,432,710	123,195
Distributions to shareholders from
Net investment income and net realized gains	(3,979,750)	(4,152,331)
Tax basis return of capital	0	(4,655,984)
Total distributions to shareholders	(3,979,750)	(8,808,315)
Capital share transactions
Net asset value of common shares issued under the automatic dividend reinvestment plan	72,548	186,831
Cost of shares repurchased	0	(44,573)
Net increase from capital share transactions	72,548	142,258
Total decrease in net assets	(2,474,492)	(8,542,862)
Net assets
Beginning of period	111,276,793	119,819,655
End of period	$108,802,301	$111,276,793
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  33

Statement of cash flows—six months ended February 28, 2021 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 1,432,710
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(31,458,761)
Proceeds from the sales of long-term securities	30,095,627
Amortization	39,864
Purchases and sales of short-term securities, net	(84,123)
Increase in receivable for investments sold	(345,544)
Increase in receivable for dividends and interest	(24,325)
Decrease in prepaid expenses and other assets	12,408
Increase in payable for investments purchased	660,448
Decrease in advisory fee payable	(3,463)
Decrease in administration fee payable	(347)
Decrease in accrued expenses and other liabilities	(13,881)
Net realized losses on investments	109,011
Net change in unrealized gains (losses) on investments	438,302
Net cash provided by operating activities	857,926
Cash flows from financing activities:
Increase in secured borrowing payable	3,000,000
Cash distributions paid	(3,972,134)
Net cash used in financing activities	(972,134)
Net decrease in cash	(114,208)
Cash (including foreign currency):
Beginning of period	$ 114,208
End of period	$ 0
Supplemental cash disclosure
Cash paid for interest	$ 103,359
Supplemental non-cash financing disclosure
Reinvestment of dividends	$ 72,548
The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Utilities and High Income Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended August 31
	Six months ended February 28, 2021 (unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.00	$12.94	$12.43	$13.48	$12.75	$12.44
Net investment income	0.21	0.37	0.80	0.85	0.88	0.86
Net realized and unrealized gains (losses) on investments	(0.05)	(0.36)	0.61	(1.00)	0.75	0.35
Total from investment operations	0.16	0.01	1.41	(0.15)	1.63	1.21
Distributions to shareholders from
Net investment income	(0.43)	(0.41)	(0.85)	(0.90)	(0.90)	(0.90)
Net realized gains	0.00	(0.04)	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	(0.50)	(0.05)	0.00	0.00	0.00
Total distributions to shareholders	(0.43)	(0.95)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$11.73	$12.00	$12.94	$12.43	$13.48	$12.75
Market value, end of period	$12.65	$12.78	$13.03	$12.65	$13.34	$12.93
Total return based on market value[1]	2.49%	5.72%	10.70%	1.85%	10.80%	27.83%
Ratios to average net assets (annualized)
Net expenses[2]	1.11%	1.35%	1.63%	1.42%	1.24%	1.19%
Net investment income	3.47%	3.21%	6.60%	6.51%	6.91%	6.83%
Supplemental data
Portfolio turnover rate	21%	68%	131%	109%	73%	85%
Net assets, end of period (000s omitted)	$108,802	$111,277	$119,820	$114,992	$124,693	$117,800
Borrowings outstanding, end of period (000s omitted)	$25,000	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$5,352	$6,058	$6,446	$6,227	$6,668	$6,355

[1]	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.
[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2021 (unaudited)	0.18%
Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  35

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the adviser to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and sub-advisory agreement. The Fund's Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

36  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements (unaudited)
each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Under a managed distribution plan, the Fund pays distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Utilities and High Income Fund  |  37

Notes to financial statements (unaudited)
As of February 28, 2021, the aggregate cost of all investments for federal income tax purposes was $131,775,195 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 9,882,164
Gross unrealized losses	(7,889,923)
Net unrealized gains	$ 1,992,241
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$ 1,052,389	$ 0	$ 0	$ 1,052,389
Utilities	84,869,548	0	0	84,869,548
Corporate bonds and notes	0	38,562,378	0	38,562,378
Loans	0	2,599,531	402,100	3,001,631
Warrants
Energy	0	13,216	0	13,216
Yankee corporate bonds and notes	0	3,919,274	0	3,919,274
Short-term investments
Investment companies	2,349,000	0	0	2,349,000
Total assets	$88,270,937	$45,094,399	$402,100	$133,767,436
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended February 28, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Advisory fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

38  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements (unaudited)
Administration fee
Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $539,313, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the six months ended February 28, 2021.
5. CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2021 and year ended August 31, 2020, the Fund issued 5,900 and 14,381 shares, respectively.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 28, 2021, the Fund did not repurchase any of its shares under the open-market share repurchase program.
6. BORROWINGS
The Fund has borrowed $25,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility, which was effective October 27, 2020, has a commitment amount of up to $25,000,000 . The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2021 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 27, 2020, the Fund had a commitment amount of $25,000,000 with interest charged at LIBOR plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which was waived if the amount drawn on the Facility was over 75% of the committed amount.
During the six months ended February 28, 2021, the Fund had average borrowings outstanding of $24,364,641 at an average interest rate of 0.85% and paid interest in the amount of $102,573, which represents 0.18% of its average daily net assets (annualized).
7. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2021 were $30,002,486 and $28,183,235, respectively.
As of February 28, 2021, the Fund had unfunded loan commitments of $648,494.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Utilities and High Income Fund  |  39

Notes to financial statements (unaudited)
10. SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
February 26, 2021	March 12, 2021	April 1, 2021	$0.07067
March 26, 2021	April 13, 2021	May 3, 2021	0.07004
These distributions are not reflected in the accompanying financial statements.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.

40  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
ANNUAL MEETING OF SHAREHOLDERS
On December 7, 2020, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 – Election of trustees:
Shares voted “For”	Isaiah Harris, Jr.	7,889,287
Shares voted “Withhold”		304,446
Shares voted “For”	David F. Larcker	7,889,781
Shares voted “Withhold”		303,952
Shares voted “For”	Olivia S. Mitchell	7,899,633
Shares voted “Withhold”		294,100
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Utilities and High Income Fund  |  41

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 146 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

42  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Utilities and High Income Fund  |  43

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

44  |  Wells Fargo Utilities and High Income Fund

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Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in openmarket purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

46  |  Wells Fargo Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: wfam.com
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0321-00286 04-21
SUHIF/SAR152 02-21

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2020 to 9/30/2020	0	0.00	0	922,048
10/1/2020 to 10/31/20	0	0.00	0	922,048
11/1/2020 to 11/30/2020	0	0.00	0	922,048
12/1/2020 to 12/31/2020	0	0.00	0	922,048
1/1/2021 to 1/31/2021	0	0.00	0	927,619
2/1/2021 to 2/28/2021	0	0.00	0	927,619
Total	0	0.00	0	927,619

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

(c) Section  19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date: April 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:	/s/ Andrew Owen

Andrew Owen
President

Date: April 27, 2021

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: April 27, 2021